UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 Prospect Avenue, N.W. Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 Consent - E&Y
EX-99.1 Updates to Annual Report

Item 8.01. Other Events.
     The Sherwin-Williams Company (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming its historical business segment information to reflect a change in its reportable operating segments based on recent organizational changes in its management structure.
     The voluntary supplemental information included in this Form 8-K and the exhibits hereto update the Company’s business segment information to reflect the change in reportable operating segments for each calendar quarter of 2005 and each of the five years through the year ended December 31, 2005 presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. There is no impact on the Company’s previously reported consolidated balance sheets, statements of consolidated income, cash flows and shareholders’ equity and comprehensive income, and the previously reported financial statements have not been updated to reflect any financial results or other changes subsequent to that date. As required by Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information,” consolidated financial statements issued by the Company in the future will reflect the change in the Company’s reportable operating segments. The information in this Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 7, 2006.
Change in Reportable Operating Segments
     Effective with the fiscal year that commenced on January 1, 2006, the Company changed its reportable operating segments based on recent organizational changes in its management structure. Prior to this change, the Company reported the results of its operations through four reportable operating segments: the Paint Stores, Consumer, Automotive Finishes and International Coatings Segments. The Company’s reportable operating segments now are: the Paint Stores Group, Consumer Group and Global Group. As a result of the management reorganization, certain business units that have foreign or worldwide operations that were previously part of the Paint Stores, Consumer, Automotive Finishes and International Coatings Segments are now included in the Global Group Segment. The inclusion of these foreign and worldwide operations under a single management structure provides the Global Group with a more consistent worldwide product development, manufacturing and distribution presence and approach to doing business, which will enable the Global Group to more effectively meet the demands of its customers. The Company’s revised reportable segments are as follows:
•	Paint Stores Group. The Paint Stores Group Segment consists of 2,929 company-operated specialty stores in the United States, Canada, Virgin Islands and Puerto Rico engaged in the related business activity of selling the Company’s own manufactured paint, coatings and related products and purchased associated products to end-use customers.

•	Consumer Group. The Consumer Group Segment develops, manufactures and distributes a variety of paint, coatings and related products to the Paint Stores Group and third party customers primarily in the U.S. and Canada. Approximately one-half of the total sales of the Consumer Group in 2005, including inter-segment transfers, represented products sold to the Paint Stores Group.

•	Global Group. The Global Group Segment develops, licenses, manufactures, distributes and sells a variety of architectural paint and coatings, industrial and marine products, automotive finishes and refinish products, original equipment manufacturers (OEM) coatings and related products primarily in North and South America, Jamaica, the United Kingdom, Europe and China. This Segment consists of 428 company-operated branches that sell primarily to end-use customers and a direct sales staff and outside selling function that sell its products to retailers, dealers, jobbers, licensees and other third party distributors.

•	Administrative. The Administrative Segment remains unchanged.
     In Exhibit 99.1 filed with this Report, the Company has updated the following items that were contained in its Annual Report on Form 10-K for the year ended December 31, 2005 to reflect the change in reportable operating segments:
•	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Item 8, “Financial Statements and Supplementary Data.” Notes 2, 3, 5, 12 and 17 have been updated for current business segment disclosures. The financial statements and supplementary data provided in this exhibit shall serve as the historical audited financial statements for existing and future filings made pursuant to the Securities Act of 1933, as amended, until the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
     In the table below, the Company has updated quarterly data to reflect the change in reportable operating segments for the quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005:

	First Quarter			Second Quarter
	Net	Segment		Net	Segment
	External	Operating	Intersegment	External	Operating	Intersegment
Thousands of dollars	Sales	Profit	Transfers	Sales	Profit	Transfers
Paint Stores Group	$876,364	$74,993		$1,187,855	$182,691
Consumer Group	326,316	52,426	$262,715	414,524	65,067	$421,796
Global Group	334,013	20,778	26,638	361,109	25,465	30,448
Administrative	1,852	(40,554)	1,201	1,870	(53,655)	1,445

	$1,538,545	$107,643	$290,554	$1,965,358	$219,568	$453,689

	Third Quarter			Fourth Quarter
	Net	Segment		Net	Segment
	External	Operating	Intersegment	External	Operating	Intersegment
Thousands of dollars	Sales	Profit	Transfers	Sales	Profit	Transfers
Paint Stores Group	$1,231,034	$178,434		$1,057,104	$133,199
Consumer Group	360,244	54,112	$430,155	290,076	(432)	$359,041
Global Group	383,561	23,539	32,739	360,835	32,175	29,608
Administrative	1,889	(37,091)	1,264	2,015	(54,932)	1,222

	$1,976,728	$218,994	$464,158	$1,710,030	$110,010	$389,871

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Updates to Annual Report on Form 10-K:
Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Part II, Item 8, “Financial Statements and Supplementary Data.”
Part IV, Item 15, (2) “Financial Statement Schedule.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 18, 2006	By:	/s/ L.E. Stellato

L.E. Stellato
Vice President, General Counsel and Secretary
EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm.

99.1	Updates to Annual Report on Form 10-K:
Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Part II, Item 8, “Financial Statements and Supplementary Data.”
Part IV, Item 15, (2) “Financial Statement Schedule.”

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